UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2008

WHITNEY INFORMATION NETWORK, INC.

(Exact name of registrant as specified in its charter)

COLORADO

(State or other jurisdiction of incorporation)

0-27403	84-1475486
(Commission File Number)	(IRS Employer
Identification No.)

1612 East Cape Coral Parkway, Cape Coral Florida	33904
(Address of principal executive offices)	(Zip code)

(239) 542-0643

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 17, 2008, the Board of Directors of Whitney Information Network, Inc. (the “Company”) adopted amendments to Article IV of its Bylaws.  The amendments to Article IV create the office of Chief Executive Officer, describe the duties and powers of the Chief Executive Officer, specify that the office of President is next in rank after the office of Chief Executive Officer and describe the duties and powers of the President.

A copy of the amended Bylaw provisions are filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended Bylaw provisions: Article IV– Sections 5 and 5.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 4, 2009	WHITNEY INFORMATION NETWORK, INC.

/s/ Anne M. Donoho
Anne M. Donoho
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended Bylaw provisions: Article IV– Sections 5 and 5.1.